SUNAMERICA EQUITY FUNDS


                                FEBRUARY 19, 2004

               SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 1, 2004

Effective on or about February 20, 2004, the following change will be made to Class II shares of each Portfolio:

     1.   Class II shares  will be  redesignated  as "Class  C"  shares;
     2.   The shares will no longer be subject to a 1% initial  sales load;  and
     3. The contingent deferred sales charge (CDSC) period applicable to the shares will be shortened from eighteen months to twelve months for purchases made after the effective date of this change.

All other applicable fees, charges, rights and privileges will remain the same.

                             Performance Information

In the performance tables on pages 5-13, the "Returns Before Taxes" information for Class II shares is amended as follows:

                    Fund     Past One Year  Past Five Years    Since Inception
Blue Chip Growth Fund            24.07%           N/A               -4.83%
Growth Opportunities Fund        37.60%           N/A               -2.70%
New Century Fund                 26.18%          -0.91%              1.63%
Growth and Income Fund           20.97%          -3.80%             -0.21%
Balanced Assets Fund             12.46%           N/A               -3.48%
International Equity Fund        35.38%          -3.94%             -2.21%
Value Fund                       21.49%           6.66%              7.74%
Biotech/Health Fund              34.43%           N/A               -5.24%
Tax Managed Equity Fund          23.08%           N/A               -2.94%


In addition, the footnotes to each table are amended to indicate the redesignation of Class II shares to Class C shares.

                                    Fee Table

In the fee tables on pages 14-17, reference to Class II are replaced with Class
C. In addition, the "Maximum Sales Charge (Load)" for Class C is amended to be "1.00%" and the "Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)" for Class C is amended to be "none".

The reference in footnote 2 of each fee table regarding the CDSC for Class C is amended to state that, "[t]he CDSC on Class C shares applies only if shares are redeemed within twelve months of

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their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchases)."

The first sentence in footnote 6 of the fee table is amended to read that, "SunAmerica is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for Class X of the Growth Opportunities Fund and Class C of the New Century Fund do not exceed 1.20% and 2.14%, respectively.

                                     Example

In the Example on pages 18 and 19, information for Class II shares is amended as follows:

If you redeemed your investment at the end of the periods indicated:

                       Fund        1 Year   3 Years    5 Years    10 Years
Blue Chip Growth Fund               $347      $761      $1,301     $2,776
Growth Opportunities Fund            336       727       1,245      2,666
New Century Fund                     383       868       1,479      3,128
Growth and Income Fund               319       676       1,159      2,493
Balanced Assets Fund                 318       673       1,154      2,483
International Equity Fund            358       794       1,355      2,885
Value Fund                           346       758       1,296      2,766
Biotech/Health Fund                  323       688       1,180      2,534
Tax Managed Equity Fund              313       658       1,129      2,431


If you did not redeem your shares:

                       Fund        1 Year   3 Years    5 Years    10 Years
Blue Chip Growth Fund               $247      $761      $1,301     $2,776
Growth Opportunities Fund            236      727       1,245      2,666
New Century Fund                     283      868       1,479      3,128
Growth and Income Fund               219      676       1,159      2,493
Balanced Assets Fund                 218      673       1,154      2,483
International Equity Fund            258      794       1,355      2,885
Value Fund                           246      758       1,296      2,766
Biotech/Health Fund                  223      688       1,180      2,534
Tax Managed Equity Fund              213      658       1,129      2,431


The second footnote to the fee tables regarding voluntary fee waivers/expense reimbursements for Class II shares is amended as follows:

If you redeemed your investment:

                                   1 Year    3 Years    5 Years   10 Years
                                   ------    -------    -------   --------
New Century Fund, Class C           $317       $670      $1,149    $2,472

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If you did not redeem your shares:

                                   1 Year    3 Years    5 Years   10 Years
                                   ------    -------    -------   --------
New Century Fund, Class C           $217       $670      $1,149    $2,472


                         Shareholder Account Information

In the "Selecting a Share Class" section on page 32, reference to Class II are replaced with Class C. In addition, the first bullet point under "Class C" is replaced with "[n]o front-end sales charge; all your money goes to work for you right away" and the third bullet point is amended to state that, "[d]eferred sales charge on shares you sell within twelve months of purchase, as described below."

On page 33, the section entitled "Class II" is retitled "Class C" and amended to read, in its entirety, "[s]hares are offered at their net asset value per share, without any front-end sales charge. However, there is also CDSC of 1% on shares you sell within 12 months of buying them."

In the "Sales Charge Reductions and Waivers" section on pages 33 to 34, under "Waivers for Certain Investors" the phrase, "(this waiver may also apply to front-end sales charges of class II shares)" in the first bullet points is deleted along with the last paragraph which reads, "[w]e will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that the distributor have executed an agreement with to sell Class II shares with no front-end sales charge. The following are financial intermediaries that have entered into the waiver agreement: Morgan Stanley; Merrill Lynch; UBS Financial Services Inc. and Wachovia."

                ALL OTHER REFERENCES TO "CLASS II" ARE AMENDED TO
                               REFER TO "CLASS C".



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